Exhibit 10(f)

COMMITMENT INCREASE AGREEMENT

(Commitment Increase Pursuant to Section 2.19 of Credit Agreement)

This COMMITMENT INCREASE AGREEMENT (this “Agreement”) dated as of April 20, 2012 (the “Increase Effective Date”), is entered into by and among PPL ELECTRIC UTILITIES CORPORATION., a Pennsylvania corporation (“Borrower”), the undersigned Lenders (as defined in the Credit Agreement) who are increasing their Commitments (as defined in the Credit Agreement) (collectively, the “Increasing Lenders”), the undersigned JLA Issuing Banks, who are consenting to the increase in Fronting Sublimit, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”), Swingline Lender and Issuing Lender. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined).

RECITALS

A.      Borrower, the Increasing Lenders, the JLA Issuing Banks, certain other financial institutions, and the Administrative Agent are parties to that certain Revolving Credit Agreement dated as of December 31, 2010 (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”).

B.      Pursuant to Section 2.19 of the Credit Agreement, this Agreement is being executed to evidence Borrower’s requested increase in the aggregate Commitments from $200,000,000 to $300,000,000, and to approve a corresponding increase to the Fronting Sublimit.

C.      Each of the undersigned Increasing Lenders has agreed to increase its Commitment in accordance with Schedule I hereto, and each of the undersigned JLA Issuing Banks has agreed to a corresponding increase in the Fronting Sublimit.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.      Increase in Commitments of Increasing Lenders. Effective as of the Increase Effective Date, each Increasing Lender identified on Schedule 1 agrees that its Commitment shall be in the amount set forth on Schedule 1.

2.      Conditions Precedent to Effectiveness. This Agreement shall be effective as of the Increase Effective Date, provided that: (a) Administrative Agent shall have received (i) counterparts of this Agreement, executed by Borrower, each Increasing Lender and each JLA Issuing Bank, (ii) a Notice of Revolving Increase, (iii) to the extent required by any Increasing Lender, a Note; and (b) Borrower shall have paid all fees and expenses that are required to be paid as of the Increase Effective Date.

3.      Changes in Commitment Ratios.  On the Increase Effective Date, the Commitment Ratio of the Lenders shall be redetermined giving effect to the adjustments to the Commitments referred to in Section 1, and the participations of the Lenders in and the obligations of the Lenders in respect of any Letters of Credit outstanding on the Increase Effective Date shall be reallocated to reflect such redetermined Commitment Ratio.

4.      Consent of JLA Issuing Banks.  By signing this Agreement, each JLA Issuing Bank hereby agrees that the increase in Commitments effected pursuant to Section 1 above shall be included for the purpose of calculating the Fronting Sublimit for each JLA Issuing Bank.

5.      Miscellaneous. (a) Headings and captions may not be construed in interpreting provisions; (b) this Agreement shall be governed by, and construed in accordance with, the law of the State of New York; and (c) this Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

6.      ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PPL ELECTRIC UTILITIES CORPORATION, a Pennsylvania corporation			WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent
By:	/s/		By:	/s/
	Name	Russell R. Clelland		Name	Keith Luettel
	Title:	Assistant Treasurer		Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Increasing Lender and JLA Issuing Bank			BANK OF AMERICA, N.A., as Increasing Lender and JLA Issuing Bank
By:	/s/		By:	/s/
	Name	Keith Luettel		Name	Mike Mason
	Title:	Vice President		Title:	Director

THE ROYAL BANK OF SCOTLAND PLC, as Increasing Lender and JLA Issuing Bank			CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Increasing Lender and JLA Issuing Bank
By:	/s/		By:	/s/
	Name	Tyler J. McCarthy		Name	Mikhail Faybusovich
	Title:	Director		Title:	Director

			By:	/s/
				Name	Kevin Buddhdew
				Title:	Associate

THE BANK OF NOVA SCOTIA, as Increasing Lender			UNION BANK, N.A., as Increasing Lender
By:	/s/		By:	/s/
	Name	Brenda S. Insull		Name	Y. Joanne Si
	Title:	Authorized Signatory		Title:	Vice President

BARCLAYS BANK PLC, as Increasing Lender			BNP PARIBAS, as Increasing Lender
By:	/s/		By:	/s/
	Name	Michael Mozer		Name	Pasquale A. Perraglia IV
	Title:	Vice President		Title:	Vice President

			By:	/s/
				Name	Claudia Zarate
				Title:	Director

CITIBANK, N.A., as Increasing Lender			JPMORGAN CHASE BANK, N.A., as Increasing Lender
By:	/s/		By:	/s/
	Name	Anita J. Brickell		Name	Juan Javellana
	Title:	Vice President		Title:	Executive Director

MORGAN STANLEY BANK, N.A., as Increasing Lender			ROYAL BANK OF CANADA, as Increasing Lender
By:	/s/		By:	/s/
	Name	Michael King		Name	Kyle E. Hoffman
	Title:	Authorized Signatory		Title:	Authorized Signatory

UBS LOAN FINANCE LLC, as Increasing Lender			GOLDMAN SACHS BANK USA, as Increasing Lender
By:	/s/		By:	/s/
	Name	Mary E. Evans		Name	Mark Walton
	Title:	Associate Director		Title:	Authorized Signatory

By:	/s/
	Name	Joselin Fernandes
	Title:	Associate Director

SCHEDULE 1

COMMITMENTS AND APPLICABLE PERCENTAGES

LENDERS	COMMITMENT1

Wells Fargo Bank, National Association	$19,750,000
Bank of America, N.A.	19,750,000
The Royal Bank of Scotland plc	19,750,000
Credit Suisse AG, Cayman Islands Branch	16,000,000
The Bank of Nova Scotia	16,000,000
Union Bank, N.A.	11,250,000
Barclays Bank PLC	16,000,000
BNP Paribas	16,000,000
Citibank, N.A.	16,000,000
JPMorgan Chase Bank, N.A.	16,000,000
Morgan Stanley Bank, N.A.	16,000,000
Royal Bank of Canada	16,000,000
UBS Loan Finance LLC	16,000,000
Goldman Sachs Bank USA	16,000,000

Total	$230,500,000

1 Note: this is the aggregate commitment giving effect to the increase.
Schedule 1 to
Commitment Increase Agreement